                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    AMENDMENT NO. 1 TO FORM 8-K ON FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): January 8, 2001


                         COMMISSION FILE NUMBER 1-15943


                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)


        DELAWARE                                       06-1397316
(State of Incorporation)                   (I.R.S. Employer Identification No.)


             251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices) (Zip Code)


                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)

This Amendment No. 1 to Form 8-K on Form 8-K/A is being filed to change the item number of the Form 8-K under which this information is filed from Item 9 ("Regulation FD Disclosure") to Item 5 ("Other Events").


                              ITEM 5. OTHER EVENTS

On January 8, the Registrant issued a press release announcing the completion of the acquisition of Pathology Associates International Corporation. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

EXHIBIT 99.1

Press Release dated January 8, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to Form 8-K on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Dated: March 12, 2001

                                  By: /s/ Dennis R. Shaughnessy
                                      ------------------------------------------
                                      Dennis R. Shaughnessy, Sr. Vice President,
                                      Corporate Development, General Counsel
                                      and Secretary